UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Original Report (date of earliest event reported)
March 4, 2016 (February 29, 2016)

Date of Amendment:
May 6, 2016

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the Form 8-K filed on March 4, 2016 (the “Initial Report”) which reported the acquisition (the “Acquisition”) by Douglas Emmett, Inc. ("Douglas Emmett," or the “Company”) of a 1,725,000 square foot office portfolio (the “Westwood Portfolio”) in a joint venture with Qatar Investment Authority (“QIA”). This Form 8-K/A is being filed for the sole purpose of providing the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisition. This Form 8-K/A should be read in conjunction with the Initial Report.

In entering into the Acquisition of the Westwood Portfolio, the Company evaluated, among other things, the sources of the portfolio revenue (including, but not limited to, competition in the rental market, rental rates and occupancy rates) and expenses (including, but not limited to, utility rates, real estate tax rates, maintenance expenses and anticipated capital improvements). After reasonable inquiry, the Company is not aware of any material factors relating to the Westwood Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results. The information does not reflect cost savings or operating synergies that may result from the Transactions or the costs to achieve any such potential cost savings or operating synergies.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 29, 2016, the Company in a joint venture with QIA acquired the Westwood Portfolio. The portfolio consists of four Class "A" office buildings located at 10960 Wilshire Boulevard, 10940 Wilshire Boulevard, 10880 Wilshire Boulevard, and 1100 Glendon Avenue in Westwood, California, a premier West Los Angeles submarket. The  purchase price was approximately $1.34 billion, or $777 per square foot. The properties were purchased from affiliates of The Blackstone Group L.P., with whom the Company has no other relationships.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of real estate operations acquired

The audited Combined Statement of Revenues and Certain Expenses of the Westwood Portfolio for the year ended December 31, 2015 is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b) Pro forma financial information

The Unaudited Pro Forma Combined Balance Sheet and notes thereto of Douglas Emmett as of December 31, 2015 and the Unaudited Pro Forma Combined Statement of Operations and notes thereto of Douglas Emmett for the year ended December 31, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

 (d) Exhibits

Exhibit Index

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Combined Statement of Revenues and Certain Expenses of the Westwood Portfolio.
99.2	Unaudited pro forma condensed combined financial information for Douglas Emmett.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated:	May 6, 2016	By:	/s/ JORDAN L. KAPLAN
Jordan L. Kaplan
President and CEO